SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2004

                                       CW

                                  (Depositor)

        (Issuer in respect of Asset-Backed Securitiies, Series 2004-BC1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                            Asset-Backed Securitiies
                                Series 2004-BC1

On May 25, 2004, The Bank of New York, as Trustee for CW, Asset-Backed Securitiies Series 2004-BC1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2004, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Asset-Backed Securitiies Series 2004-BC1 relating to the distribution date of May 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of March 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2004


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated May 25, 2004


                             Payment Date: 05/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset-Backed Securitiies, Series 2004-BC1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        838,142,682.72    1.330000%    25,873,522.27    897,976.76   26,771,499.03       0.00       0.00
                        C         1,021,702,683.87    0.000000%             0.00  4,423,180.63    4,423,180.63       0.00       0.00
                        P                 100.00    0.000000%             0.00    537,910.57      537,910.57       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         65,000,000.00    1.600000%             0.00     83,777.78       83,777.78       0.00       0.00
                        M2         52,000,000.00    2.170000%             0.00     90,898.89       90,898.89       0.00       0.00
                        M3         15,600,000.00    2.500000%             0.00     31,416.67       31,416.67       0.00       0.00
                        M4         15,600,000.00    2.750000%             0.00     34,558.33       34,558.33       0.00       0.00
                        M5         13,000,000.00    2.850000%             0.00     29,845.83       29,845.83       0.00       0.00
                        B          10,400,000.00    4.000000%             0.00     33,511.11       33,511.11       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        1,009,742,782.72     -           25,873,522.27  6,163,076.57   32,036,598.84     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        812,269,160.45              0.00
                                C         995,829,161.60              0.00
                                P                 100.00              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         65,000,000.00              0.00
                                M2         52,000,000.00              0.00
                                M3         15,600,000.00              0.00
                                M4         15,600,000.00              0.00
                                M5         13,000,000.00              0.00
                                B          10,400,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        983,869,260.45     -
--------------------------------------------------------------------------------

                             Payment Date: 05/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset-Backed Securitiies, Series 2004-BC1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    838,142,682.72     1.330000%              30.100891      1.044694    944.982503
                           C     1,021,702,683.87     0.000000%               0.000000      4.253058    957.527948
                           P             100.00     0.000000%               0.000000    5,379,105.700000  1,000.000000
Residual                   AR              0.00     0.000000%               0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     65,000,000.00     1.600000%               0.000000      1.288889  1,000.000000
                           M2     52,000,000.00     2.170000%               0.000000      1.748056  1,000.000000
                           M3     15,600,000.00     2.500000%               0.000000      2.013889  1,000.000000
                           M4     15,600,000.00     2.750000%               0.000000      2.215278  1,000.000000
                           M5     13,000,000.00     2.850000%               0.000000      2.295833  1,000.000000
                           B      10,400,000.00     4.000000%               0.000000      3.222222  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     1,009,742,782.72       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset-Backed Securitiies, Series 2004-BC1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       995,829,161.60   995,829,161.60
Loan count                   6083             6083
Avg loan rate           7.115936%             7.12
Prepay amount       24,974,131.23    24,974,131.23

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       402,871.29       402,871.29
Sub servicer fees          104.36           104.36
Trustee fees             7,662.77         7,662.77


Agg advances                  N/A              N/A
Adv this period        198,537.00       198,537.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud               20,800,002.00    20,800,002.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           83.005573%           100.000000%            838,142,782.72
   -----------------------------------------------------------------------------
   Junior           16.994427%             0.000000%            171,600,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                         121                16,611,236.11
60 to 89 days                          35                 5,799,412.06
90 or more                              0                         0.00
Foreclosure                            25                 4,321,228.70

Totals:                               181                26,731,876.87
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           32,036,598.84         32,036,598.84
Principal remittance amount           25,873,522.27         25,873,522.27
Interest remittance amount             6,163,076.57          6,163,076.57